UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2007

STERLING CONSTRUCTION COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31993	25-1655321
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

20810 Fernbush Lane Houston, Texas	77073
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 821-9091

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 142-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Definitive Material Agreement

On December 18, 2007, Sterling Construction Company, Inc. (the "Company") entered into an underwriting agreement (the "Underwriting Agreement") with D. A. Davidson & Co. (the "Underwriter") providing for the offer and sale in a firm commitment underwritten offering of 1,600,000 shares of the Company’s common stock, par value $0.01 per share ("Common Stock") at a price to the public of $20.00 per share ($19.00 per share net of underwriting discounts).

The execution of the Underwriting Agreement and the pricing of the offering is described in the Company's press release, dated December 19, 2007 as well as in its final prospectus dated December 18, 2007 (the "Prospectus") that was filed on December 19, 2007 with the Securities and Exchange Commission pursuant to Rule 424(b)(4) under the Securities Act of 1933.  Pursuant to the Underwriting Agreement, the Company has granted the Underwriter a thirty-day option to purchase up to an additional 240,000 shares of Common Stock to cover over-allotments, if any.

In the Underwriting Agreement, the Company agrees to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the Underwriter may be required to make because of any of those liabilities.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On December 19, 2007, the Company announced that it had priced its public offering of 1,600,000 shares of Common Stock.  The offering also includes 240,000 shares of Common Stock to be sold by the Company to cover over-allotments, if any.  A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the press release shall not be deemed "filed" for the purposes of Section 18 of the Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Other Exhibits

(c)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement dated December 18, 2007 between Sterling Construction Company, Inc., and D. A. Davidson & Co. (filed herewith).

99.1	Press Release, dated December 19, 2007 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2007	Sterling Construction Company, Inc.

/s/ Roger M. Barzun
Roger M. Barzun
Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement dated December 18, 2007 between Sterling Construction Company, Inc., and D. A. Davidson & Co. (filed herewith).

99.1	Press Release, dated December 19, 2007 (furnished herewith).